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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                         Date of Report: April 23, 2003
                        (Date of earliest event reported)


                            eResearchTechnology, Inc.
           -----------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                      0-29100                   22-3264604
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(State or other jurisdiction          (Commission             (I.R.S. Employer
    of incorporation)                 File Number)           Identification No.)


30 South 17th Street, Philadelphia, PA                     19103
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(Address of principal executive offices)                 (Zip Code)




                                  215-972-0420
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              (Registrant's telephone number, including area code)












Item 5.     OTHER EVENTS

On April 23, 2003, eResearchTechnology, Inc. issued a press release reporting its results of operations for the quarter ended March 31, 2003 and providing financial guidance for the second quarter and fiscal 2003. A copy of that press release is filed herewith as Exhibit 99.1 and incorporated by reference herein.


Item 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

       (c)  Exhibits

99.1     Press Release dated April 23, 2003 of eResearchTechnology, Inc.



                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               eResearchTechnology, Inc.
                                               (Registrant)


Date:       April 23, 2003                     By:    /s/   Bruce Johnson
                                               -------------------------------
                                               Bruce Johnson
                                               Chief Financial Officer



                                  EXHIBIT INDEX

Exhibit No.    Exhibit

99.1           Press Release dated April 23, 2003 of eResearchTechnology, Inc.